SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
December 23, 2003

Nortel Networks Limited

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.     Other Events

A copy of the press release issued today by Nortel Networks Corporation is filed herewith as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press release issued by Nortel Networks Corporation on December 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/s/ Douglas C. Beatty

Douglas C. Beatty
Chief Financial Officer

By:	/s/ Blair F. Morrison

Blair F. Morrison
Assistant Secretary

Dated: December 23, 2003

EXHIBIT INDEX

99.1	Press release issued by Nortel Networks Corporation on December 23, 2003.